Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of True Drinks Holdings, Inc.  (the “Company”) on Form 10-Q for the quarter ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James J. Greco, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James J. Greco
James J. Greco
Chief Executive Officer, and Director (Principal Executive Officer)

Date: November 14, 2017